Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Salient Products Corporation (the “Company”) on Form 10-K for the year ended November 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shehzad Peermahomed, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2011	By:	/s/ Shehzad Peermahomed
Shehzad Peermahomed
Chief Executive Officer and Principal Accounting Officer